Exhibit 99.1

EQRx to Accelerate Growth with $1.8 Billion Raise through Proposed Combination with CM Life Sciences III

-	Anticipated proceeds expand balance sheet to ~$2.0 billion and will be used to accelerate “new pharma” platform to develop and deliver innovative medicines at radically lower prices through unique partnerships with leading payers and healthcare providers

-	Financing includes a fully committed and upsized PIPE of $1.2 billion led by SB Management Limited, a 100% subsidiary of SoftBank Group, Casdin Capital and Corvex Management, alongside leading institutional, life science, growth and strategic investors that include Fidelity Management & Research Company LLC, Franklin Templeton, Invus, Rock Springs Capital, Bain Capital Life Sciences, BVF Partners L.P., Boxer Capital, LLC, Avidity Partners, Andreessen Horowitz (a16z), Mubadala Investment Company and its asset management subsidiary, Mubadala Capital, Verily and strategic partners spanning the healthcare ecosystem of integrated delivery networks, health insurers, health systems and therapeutic developers

-	Combined company to be led by chief executive officer Melanie Nallicheri; Alexis Borisy to become executive chairman of the board of directors

-	New directors to include Dr. Amy Abernethy, president of Verily's clinical research platforms, and most recently principal deputy commissioner of FDA

-	Business combination expected to be completed in the fourth quarter of 2021

Cambridge, MA & New York, NY – August 6, 2021 – EQRx, Inc., a new type of pharmaceutical company committed to developing and delivering important new medicines to patients at radically lower prices, and CM Life Sciences III, Inc. (NASDAQ: CMLTU), a life science-focused special purpose acquisition company, or SPAC, sponsored by affiliates of Casdin Capital, LLC and Corvex Management LP, today announced that they have entered into a definitive business combination agreement. The transaction is expected to provide up to $1.8 billion in cash proceeds to EQRx, expanding the cash on its balance sheet to approximately $2.0 billion at closing.

“EQRx is new pharma, leading the way in how we develop and price innovative medicines,” said Alexis Borisy, chairman and chief executive officer of EQRx. “We are excited to partner with a world-class group of investors who recognize the opportunity for change in our industry.”

Upon closing of the business combination, CM Life Sciences III will be renamed “EQRx, Inc.” and its common stock and warrants are expected to remain listed on the Nasdaq Global Market under ticker symbols “EQRX” and “EQRXW,” respectively.

“This transaction propels us into the next phase of growth, and I am excited to lead EQRx as we work to make sustainable and affordable drug pricing a reality for patients, payers and health systems,” added Melanie Nallicheri, president and chief operating officer of EQRx. “We are moving rapidly toward the potential commercialization of our lead oncology programs while continuing to grow our pipeline to address the high-cost disease areas of today and in the future.”

EQRx Overview

EQRx is purpose-built, at scale, to develop and deliver innovative medicines to patients at radically lower prices through a late-stage and growing product pipeline across high-cost therapeutic categories and emerging partnerships with leading payers and healthcare providers.

EQRx is building a pipeline of innovative new drug candidates to address diseases like cancer and inflammatory conditions that are the top categories of drug spend today and in the future. By leveraging proven druggable targets and a focus on efficiency, together with building deep strategic partnerships with health systems and payers, EQRx anticipates a higher probability of regulatory success, a lower risk-adjusted cost of drug development and a more streamlined access model.

“The life science industry is undergoing a remarkable technology-driven revolution that has transformed drug development from historically low-probability science experiments into efficient engineering programs,” said Eli Casdin, founder and CIO of Casdin Capital and CEO of CM Life Sciences III. “EQRx is leveraging that innovation in a new and disruptive business model to change the delivery and pricing of therapies and we could not be more excited to partner with them.”

EQRx’s growing pipeline of 10+ programs includes two pre-registrational oncology assets that have shown promising Phase 3 data (aumolertinib and sugemalimab), and multiple other clinical-stage programs. In addition, EQRx is further expanding its portfolio through drug engineering collaborations with leading drug discovery companies including Exscientia and AbCellera Biologics Inc.

“EQRx leaders have done an exceptional job of building the company to date,” said Keith Meister, chairman of the board of CM Life Sciences III. “This significant infusion of capital is going to set EQRx on its path to become a highly profitable, purpose-built disruptor at scale.”

Transaction Overview

On August 5, 2021, CM Life Sciences III entered into a definitive agreement to combine with EQRx. The transaction is expected to provide up to $1.8 billion in cash proceeds to EQRx (assuming no redemptions). Upon completion of the transaction, EQRx expects to have up to $2.0 billion in cash available from the transaction ($1.8 billion from the transaction, plus existing cash on its balance sheet anticipated at closing, assuming no redemptions) to fund operations and support business initiatives.

The financing includes approximately $552 million of cash held in CM Life Sciences III’s trust account (assuming no redemptions), and a fully committed private placement of common stock (PIPE) of $1.2 billion at $10.00 per share from top-tier healthcare investors, led by SB Northstar LP, a fund managed by SB Management Limited, a 100% subsidiary of SoftBank Group Corp. and including funds advised by Casdin Capital and Corvex Management. Participants in the PIPE include leading institutional life science, growth and strategic investors that include Fidelity Management & Research Company LLC, Franklin Templeton, Invus, Rock Springs Capital, Bain Capital Life Sciences, BVF Partners L.P., Boxer Capital, LLC, Avidity Partners, Andreessen Horowitz (a16z), Mubadala Investment Company and its asset management subsidiary, Mubadala Capital, Verily and strategic partners spanning the healthcare ecosystem of integrated delivery networks, health insurers, health systems and therapeutic developers.

As part of the transaction, EQRx stockholders will receive common stock of CM Life Sciences III in exchange for shares of EQRx.

The transaction values EQRx at a pre-transaction enterprise value of $3.65 billion with an additional $500 million potential performance based earnout. The business combination has been approved by each of CM Life Sciences III’s and EQRx’s board of directors and the number of EQRx’s largest stockholders necessary to approve the combination have agreed to vote in favor of the transaction. The transaction is subject to the approval of the CM Life Sciences III shareholders and the satisfaction of other customary conditions and is expected to close in the fourth quarter of 2021.

Additional information about the proposed transaction, including a copy of the Merger Agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Proceeds from the transaction will provide EQRx with significant additional capital to continue building a modern clinical development organization with a focus on efficiency and cost-effectiveness, accelerate the business toward commercialization of its late-stage drug candidates, and continue to amass a robust pipeline of innovative medicines to address areas of high-cost burden. In addition, EQRx will be focused on the pursuit of strategic partnerships within the healthcare ecosystem to deliver high-quality medicines to patients and health systems around the world.

EQRx Leadership and Governance

Melanie Nallicheri will assume the role of chief executive officer of EQRx and join EQRx’s board of directors, effective September 1, 2021. Alexis Borisy will become executive chairman of EQRx’s board of directors.

At closing of the transaction, the EQRx board of directors will include:

●	Amy Abernethy, M.D., Ph.D., president of clinical research platforms, Verily;
●	Alexis Borisy, current chairman and current chief executive officer, EQRx;
●	Paul Berns, managing director, ARCH Venture Partners;
●	Eli Casdin, chief investment officer and founder, Casdin Capital;
●	Jorge Conde, general partner, Andreessen Horowitz (a16z);
●	Sandra Horning, M.D., EQRx co-founder and former executive vice president, chief medical officer and global head of product development, Genentech Roche;
●	Clive Meanwell, M.D., Ph.D., executive chairman and founder, Population Health Partners;
●	Melanie Nallicheri, current president and chief operating officer, EQRx; and
●	Krishna Yeshwant, M.D., MBA, managing partner, GV.

EQRx also recently announced the formation of its mission advisory board, which includes world leaders in pharmaceutical R&D, scientific research, healthcare economics and patient advocacy.

Advisors

J.P. Morgan Securities, LLC is acting as the lead financial advisor, with Goldman Sachs & Co. LLC also acting as a financial advisor. PJT Partners LP is also acting as a financial advisor and Goodwin Procter LLP is serving as the legal advisor to EQRx.

Jefferies LLC and Cowen and Company, LLC are acting as joint capital markets advisors and White & Case LLP is serving as legal advisor to CM Life Sciences III. Jefferies LLC, Cowen and Company, LLC and J.P. Morgan Securities LLC are acting as joint placement agents.

Webcast Details

A webcast of the conference call and associated presentation materials is available on Deal Roadshow:

URL: https://dealroadshow.com

Entry Code: EQRXREVIEW

Direct Link: https://dealroadshow.com/e/EQRXREVIEW

About CM Life Sciences III

CM Life Sciences III was founded to take advantage of a dynamic life science sector buoyed by innovation yet fragmented, where many companies are under-resourced and under-scaled. Significant and under-appreciated opportunities for consolidation are ready for engagement by a team versed in the trends and themes, and who can bring together the strongest of the new companies and management teams to capitalize on near- and far-term opportunities. For more information, please visit: https://iii.cmlifesciencesspac.com/.

About EQRx

EQRx is a new type of pharmaceutical company committed to developing and delivering innovative medicines to patients at radically lower prices. Launched in January 2020, EQRx is purpose-built, at scale with a growing catalog of medicines in development in high-cost drug categories and emerging partnerships with leading payers and providers. Leveraging cutting-edge science and technology and strategic partnerships with stakeholders from across the healthcare system, EQRx aims to provide innovative, patent-protected medicines more efficiently and cost-effectively than ever before. To learn more, visit www.eqrx.com and follow us on social media: Twitter: @EQRxInc, LinkedIn, Instagram: @eqrxinc.

Cautionary Statement Regarding Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between EQRx and CM Life Sciences III, including express or implied statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the expected cash proceeds from the transaction, the expected continued listing on Nasdaq, EQRx’s ability to accelerate growth and expand access to innovative medicines, EQRx’s ability to obtain FDA and other approvals of any product candidates in its pipeline, ability to expand its pipeline, and execute on its business strategy with payers, as well as other statements regarding plans and market opportunities of EQRx. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the risk that the transaction may not be completed by CM Life Sciences III’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CM Life Sciences III, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of CM Life Sciences III, the satisfaction of the minimum trust account amount following redemptions by CM Life Sciences III’ public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on EQRx’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of EQRx and potential difficulties in EQRx employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against CM Life Sciences III or EQRx related to the merger agreement or the transaction, (x) the ability to maintain the listing of CM Life Sciences III’s securities on a national securities exchange, (xi) changes in the competitive and highly regulated industries in which EQRx operates, variations in operating performance across competitors, changes in laws and regulations affecting EQRx’s business and changes in the combined capital structure, (xii) risks associated with EQRX’s ability to implement its business plans, including risks associated with its growth strategy, obtaining regulatory approvals, and creating a global payer network, and other risks associating with its plans to create a new kind of pharmaceutical company, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare and biopharmaceutical industries, (xiv) the size and growth of the markets in which EQRx operates and its ability to offer innovative medicines at reduced prices, and (xv) EQRx’s ability to operate as a public company. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CM Life Sciences III’s registration statement on Form S-1 (File No. 333-253475), the proxy statement/prospectus included in the registration statement on Form S-4 to be filed with the SEC in connection with the transaction and other documents filed by CM Life Sciences III from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EQRx and CM Life Sciences III assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither EQRx nor CM Life Sciences III gives any assurance that either EQRx or CM Life Sciences III or the combined company will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, CM Life Sciences III intends to file a registration statement on Form S-4 with the SEC including the preliminary proxy statement/prospectus. The definitive proxy statement/prospectus will be sent to the stockholders of CM Life Sciences III. CM Life Sciences III and EQRx also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CM Life Sciences III are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CM Life Sciences III and EQRx through the website maintained by the SEC at www.sec.gov.

The documents filed by CM Life Sciences III with the SEC also may be obtained free of charge at CM Life Sciences III’s website at https://iii.cmlifesciencesspac.com/ or upon written request to CM Life Sciences III, c/o Corvex Management, 667 Madison Ave, New York, NY 10065.

Participants in Solicitation

CM Life Sciences III and EQRx and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CM Life Sciences III’s stockholders in connection with the proposed transaction. Information about CM Life Sciences III’s directors and executive officers and their ownership of CM Life Sciences III’s securities is set forth in CM Life Sciences III’s filings with the SEC. To the extent that holdings of CM Life Sciences III’s securities have changed since the amounts printed in CM Life Sciences III’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

CM Life Sciences III Media Contact:

Alexandria Fisk

afisk@casdincapital.com

EQRx Media Contacts:

Meggan Buckwell

media@EQRx.com

Dan Budwick

dan@1abmedia.com